UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2005

HOMEBANC CORP.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 303-4000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Actions Taken by the Compensation Committee

At its meeting on April 11, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of HomeBanc Corp. (the “Company”) took the actions described below.

Establishment of 2005 Bonus Plan for Executive Officers

The Committee established a bonus pool (the “2005 Bonus Pool”), which, if funded, may be allocated by the Committee among the Company’s executive officers. The Committee retains the sole discretion whether, and in what amount, to ultimately fund the 2005 Bonus Pool, and funding of the 2005 Bonus Pool will generally depend upon the Company’s performance as measured against established business and financial goals, including, without limitation, the Company’s achievement for the year ended December 31, 2005, of targeted levels of real estate investment trust (“REIT”) taxable earnings and pre-tax earnings (loss) determined under generally accepted accounting principals.

The 2005 Bonus Pool would be allocated to the executive officers based upon performance as measured against the following business and financial goals: (1) associate satisfaction; (2) customer satisfaction; (3) market share, measured in terms of the total mortgage loan production by HomeBanc Mortgage Corporation, the Company’s taxable REIT subsidiary and principal operating subsidiary; and (4) financial performance, measured in terms of the Company’s total cost to produce mortgage loans. The Company must achieve a minimum threshold target for each of these goals in order to receive any portion of the 2005 Bonus Pool allocated to that particular goal. The Committee will also consider the individual performance and contributions to the Company of each executive officer in determining the final amount of any 2005 bonuses awarded to each executive officer. In determining awards under the 2005 Bonus Pool, 75% of any awards to the Company’s chief executive officer and to its president, chief financial officer and chief operating officer, would be based upon the achievement of corporate objectives, and the remaining 25% of any such awards would be based upon the achievement of individual objectives. For all other executive offices, 50% of any awards under the 2005 Bonus Pool would be based upon the achievement of corporate objectives and 50% of any such awards would be based upon the achievement of individual objectives.

The target maximum potential cash bonus award for the Company’s Chief Executive Officer and for its President, Chief Operating Officer and Chief Financial Officer is 75% of base salary. For all other executive officers, the target maximum potential cash bonus award is 50% of such executive officer’s base salary.

In addition to cash bonuses under the 2005 Bonus Pool, executive officers will be eligible to receive awards under the Company’s Amended and Restated 2004 Long-Term Incentive Plan, to be determined based upon the achievement of corporate objectives and individual objectives.

Actions Taken by the Board of Directors

At its meeting on April 13, 2005, the Company’s Board of Directors (the “Board”) took the actions described below.

Amendment No. 1 to the HomeBanc Corp. 2004 Director Compensation Plan

On April 13, 2005, the Board approved and adopted Amendment No. 1 (the “Amendment”) to the HomeBanc Corp. 2004 Director Compensation Plan (the “Directors’ Plan”). The Amendment codifies the Company’s previously disclosed cash compensation arrangements to the Chairs of the Company’s audit committee and investment and risk management committee and provides that the annual retainer payable to the Chair of the Company’s audit committee shall be $25,000, and the annual retainer payable to the Chair of the Company’s investment and risk management committee shall be $10,000. Copies of the Amendment and the form of 2005 Restricted Stock Unit Award Certificate to Non-Employee Directors, which will evidence awards of restricted stock units made under the Directors’ Plan in 2005, are attached hereto as Exhibits 10.2 and 10.3, respectively, and incorporated herein by this reference.

Adoption of the HomeBanc Mortgage Corporation 401(k) Retirement Plan

On April 13, 2005, the Board approved and adopted the HomeBanc Mortgage Corporation 401(k) Retirement Plan (as amended and restated effective April 1, 2005, the “Plan”). The Plan is a tax-qualified, defined contribution plan subject to regulation under ERISA. Immediately upon beginning work with the Company, associate participants may elect to contribute up to 15% of their total compensation to the plan on a pre-tax basis and up to 10% on an after-tax basis. The participant’s total combined pre-tax and after-tax contributions, however, may not exceed 20% of his or her compensation. The Plan is administered by a fiduciary committee comprised of individuals appointed by our chief executive officer, which we refer to as our “Fiduciary Committee.” Participants are eligible to receive qualified non-elective contributions and discretionary profit-sharing contributions from the employer upon their initial participation in the Plan. Each year, the Board, upon the recommendation of the Fiduciary Committee, may determine whether to make a discretionary profit-sharing contribution to each participant’s account. Any profit sharing distributions made after December 31, 2004 will be paid in the form of shares of the Company’s common stock purchased on the open market. Participants may only receive a profit-sharing contribution if they work more than 1,000 hours during the Plan year and are employed by the Company on the last day of the plan year.

Eligible participants may receive employer matching contributions which are paid in the form of shares of the Company’s common stock purchased on the open market. Each pay period, the Fiduciary Committee may determine whether to declare an employer matching contribution. A participant generally vests in his employer matching contributions and profit-sharing contributions on a 4-year graded schedule. The Company’s executive officers are eligible to participate in the Plan.

A copy of the Plan is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	2005 Bonus Plan for Executive Officers of HomeBanc Corp.

10.2	Amendment No. 1 to the HomeBanc Corp. 2004 Director Compensation Plan

10.3	Form of 2005 Restricted Stock Unit Award Certificate to Non-Employee Directors

10.4	HomeBanc Mortgage Corporation 401(k) Retirement Plan (as amended and restated effective April 1, 2005) (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 filed by HomeBanc Corp. with the Securities and Exchange Commission on April 15, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEBANC CORP.

/s/ Alana L. Griffin
Alana L. Griffin
Senior Vice President, Assistant
General Counsel & Assistant Secretary

Date: April 15, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2005 Bonus Plan for Executive Officers of HomeBanc Corp.

10.2	Amendment No. 1 to the HomeBanc Corp. 2004 Director Compensation Plan

10.3	Form of 2005 Restricted Stock Unit Award Certificate to Non-Employee Directors

10.4	HomeBanc Mortgage Corporation 401(k) Retirement Plan (as amended and restated effective April 1, 2005) (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-8 filed by HomeBanc Corp. with the Securities and Exchange Commission on April 15, 2005)